Putnam VT Focused International Equity Fund
The fund's portfolio
3/31/24 (Unaudited)

COMMON STOCKS (96.5%)(a)
	Shares	Value
Banks (6.0%)
AIB Group PLC (Ireland)	808,034	$4,100,700
HDFC Bank, Ltd. (India)	331,488	5,754,761

		9,855,461
Broadline retail (5.0%)
Alibaba Group Holding, Ltd. (China)	457,600	4,107,169
Prosus NV (China)	134,668	4,224,207

		8,331,376
Capital markets (2.4%)
London Stock Exchange Group PLC (United Kingdom)	32,638	3,909,315

		3,909,315
Diversified telecommunication services (4.7%)
Cogeco Communications, Inc. (Canada)	116,423	5,163,851
Liberty Global, Ltd. Class A (United Kingdom)(NON)	155,950	2,638,674

		7,802,525
Entertainment (4.2%)
Universal Music Group NV (Netherlands)	231,967	6,977,181

		6,977,181
Food products (2.8%)
Ottogi Corp. (South Korea)	5,114	1,502,386
Yakult Honsha Co., Ltd. (Japan)	151,800	3,127,654

		4,630,040
Health care technology (3.8%)
CompuGroup Medical SE & Co. KGaA (Germany)	201,836	6,210,251

		6,210,251
Household durables (8.4%)
Berkeley Group Holdings PLC (The) (United Kingdom)	93,127	5,592,564
Persimmon PLC (United Kingdom)	255,797	4,248,760
Sony Group Corp. (Japan)	46,500	3,988,654

		13,829,978
Industrial conglomerates (2.8%)
SK Square Co., Ltd. (South Korea)(NON)	78,782	4,623,048

		4,623,048
Insurance (5.4%)
Admiral Group PLC (United Kingdom)	248,189	8,886,950

		8,886,950
Interactive media and services (4.6%)
Alphabet, Inc. Class C(NON)	49,387	7,519,665

		7,519,665
IT Services (2.2%)
Tata Consultancy Services, Ltd. (India)	78,143	3,631,854

		3,631,854
Oil, gas, and consumable fuels (5.6%)
Canadian Natural Resources, Ltd. (Canada)	66,939	5,106,350
International Petroleum Corp. (Canada)(NON)	346,654	4,122,669

		9,229,019
Passenger airlines (6.6%)
Ryanair Holdings PLC ADR (Ireland)(S)	74,884	10,902,362

		10,902,362
Personal care products (3.0%)
Unilever PLC (United Kingdom)	98,184	4,926,555

		4,926,555
Pharmaceuticals (6.2%)
AstraZeneca PLC (United Kingdom)	28,270	3,810,014
Bayer AG (Germany)	85,151	2,611,726
Sanofi SA (France)	38,243	3,752,869

		10,174,609
Semiconductors and semiconductor equipment (6.8%)
Japan Material Co., Ltd. (Japan)	176,000	2,800,793
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	344,000	8,373,334

		11,174,127
Software (6.3%)
Constellation Software, Inc. (Canada)	3,795	10,366,173

		10,366,173
Technology hardware, storage, and peripherals (4.1%)
Samsung Electronics Co., Ltd. (Preference) (South Korea)	135,183	6,828,185

		6,828,185
Trading companies and distributors (4.5%)
ITOCHU Corp. (Japan)	172,400	7,363,842

		7,363,842
Transportation infrastructure (1.1%)
Anhui Expressway Co., Ltd. Class H (China)	1,692,000	1,874,261

		1,874,261

Total common stocks (cost $133,725,172)		$159,046,777

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Constellation Software, Inc. (Canada)(F)	8/22/28	$0.00	4,372	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (9.4%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 5.57%(AFF)	10,024,335	$10,024,335
Putnam Short Term Investment Fund Class P 5.50%(AFF)	5,401,994	5,401,994

Total short-term investments (cost $15,426,329)		$15,426,329
TOTAL INVESTMENTS

Total investments (cost $149,151,501)		$174,473,106

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2024 through March 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $164,790,207.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/24
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$—	$21,226,245	$11,201,910	$32,800	$10,024,335
	Putnam Short Term Investment Fund Class P‡	6,449,682	7,530,427	8,578,115	61,333	5,401,994

	Total Short-term investments	$6,449,682	$28,756,672	$19,780,025	$94,133	$15,426,329
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $10,024,335 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $9,798,207.
	‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	DIVERSIFICATION BY COUNTRY
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United Kingdom	20.7%
	Canada	15.0
	Japan	10.5
	Ireland	9.1
	South Korea	7.9
	United States	7.9
	China	6.2
	India	5.7
	Germany	5.4
	Taiwan	5.1
	Netherlands	4.2
	France	2.3

	Total	100.0%
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$22,299,371	$—	$—
Consumer discretionary	22,161,354	—	—
Consumer staples	9,556,595	—	—
Energy	9,229,019	—	—
Financials	22,651,726	—	—
Health care	16,384,860	—	—
Industrials	24,763,513	—	—
Information technology	32,000,339	—	—

Total common stocks	159,046,777	—	—
Warrants	—	—	—
Short-term investments	—	15,426,329	—

Totals by level	$159,046,777	$15,426,329	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Warrants (number of warrants)	4,372
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com